                                                                   EXHIBIT 10.17

                   VOLUMETRIC COMPUTED TOMOGRAPHY CONSORTIUM
                            COLLABORATION AGREEMENT
                            -----------------------

     This Collaboration Agreement (this "Agreement") is entered into as of the
                                         ---------
date of the last signature below, by and among the Participants identified in Exhibit A (each a "Participant") and, collectively, the "Participants").
---------          -----------                           ------------

                                   RECITALS:
                                   ---------

     A. The Participants have been selected for participation in the Advanced Technology Program administered by the National Institute of Standards and Technology ("NIST") as a "joint venture" to conduct certain specified research
             ----
regarding a volumetric computed tomography system for characterizing critical objects three dimensionally in automotive applications as more fully described in the Statement of Work (the "SOW") attached as Exhibit B (the "Project").
                               ---               ---------       -------

     B. The Participants intend to enter into a Cooperative Agreement with NIST (the "Cooperative Agreement") setting forth, among other things, the terms and
      ---------------------
conditions under which NIST will fund a portion of the work required in connection with the Project in accordance with the rules of the Advanced Technology Program.

     C. The Participants wish to enter into this Agreement to define their respective roles and responsibilities with respect to the Project and the Cooperative Agreement.

     Therefore, the Participants agree as follows:

                            Article 1- Definitions
                            ----------------------

  The following capitalized terms used in this Agreement shall have the meanings defined in this Article:

     1.1 "Imaging System" means any volumetric tomography and/or real time
          --------------
radiography system for industrial measurement and/or inspection which employs area detector arrays. Imaging System shall not include any such system for medical applications.

     1.2 "Intellectual Property Rights" as used with respect to a particular
          ----------------------------
Participant, means all patent rights and/or copyrights (but specifically excluding trademarks and trade secrets) owned or controlled by said Participant (in the sense of having the right to grant rights or licenses hereunder without accounting to third parties) pertaining to Imaging Systems, or any component part thereof, or any method for manufacturing or using the same. "Project Intellectual Property Rights. means patents and patent applications in all countries covering

                                      -1-
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Subject Inventions, as well as copyrights in all countries covering Project
Works. "Background Intellectual Property Rights" means all Intellectual Property Rights which are not Project Intellectual Property Rights.

     1.3 "Project Works" means works of authorship (including but not limited to
          -------------
computer software) which are first created during the term of this Agreement and in the performance of work in connection with the Project.

     1.4 "Subject Invention" means any invention which is conceived or first
          -----------------
actually reduced to practice in the performance of work in connection with the Project.

                       Article 2 - Collaborative Efforts
                       ---------------------------------

     2.1 Collaboration. The Participants agree to use reasonable efforts to work
         -------------
together, to cooperate and to collaborate with each other to achieve the objectives set forth in the Cooperative Agreement. Such cooperation and collaboration shall be conducted under the name of "Volumetric Computed Tomogaphy Consortium" (the "Consortium").
                            ----------

     2.2 Obligations of Participants. Each Participant agrees to individually
         ---------------------------
expend reasonable efforts in accordance with the Cooperative Agreement and this Agreement to perform those tasks assigned to it under the SOW, and to contribute (or cause to be contributed) funds or in-kind services in the amounts set forth for that Participant in Exhibit C attached hereto.
                        ---------

     2.3 Relationship of the Participants. The Consortium is a contractual
         --------------------------------
relationship among the Participants, and is not an entity with separate legal existence. Nothing in this Agreement or the Cooperative Agreement shall constitute, create, give effect to, or imply, a joint venture, partnership, agency relationship, formal business organization or any type of permanent arrangement of any kind. Except as specifically provided herein, no Participant shall have the right to make commitments of any kind for or on behalf of any other Participant without the prior written consent of such other Participant.

     2.4 Justice Department Filing. As soon as practicable following the
         -------------------------
effective date of this Agreement, but in no event later than ninety [90] days following such date, the Project Manager (as defined below) shall prepare a Notice of Joint Research and Development Venture, which all Participants shall sign, and which the Project Manager shall file on behalf of the Participants in accordance with the provisions of the National Cooperative Research and Production Act.

     2.5 Prohibited Activities. No Party will utilize the Consortium for any
         ---------------------
activities prohibited under the National Cooperative Research and Production Act (NCRPA), including, without limitation, any of the following prohibited activities:

     (a) the exchange of information among competitors or among sellers or purchasers of services or products, relating to costs, sales, profitability, prices, marketing, or distribution of any product, process, material or service that is not reasonably

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          required to conduct the research and development that is the purpose of the Consortium;

     (b) the entry into any agreement or the engagement in any other conduct restricting, requiring, or otherwise involving the production or marketing by any Party of any product, process, or service other than those produced by the Consortium; and

     (c)  the entry into any agreement or the engagement in any other conduct:

          (i) to restrict or require the sale, licensing, or sharing of inventions or developments not developed through the Consortium, or

          (ii) to restrict or require participation by a Party in other research and development activities where such restriction or requirement is not reasonably required to prevent misappropriation of proprietary information contributed by a Party or which results from Consortium activity.

              Article 3 - Terminal, or Withdrawal of Participants
              ---------------------------------------------------

     3.1 Termination. Subject to Paragraphs 3.3, 3.4 and 3.5 below, the
         -----------
Consortium's termination of a Participant's further participation in the Consortium may only be undertaken by unanimous consent of the Management Committee (as defined below) for unsatisfactory performance on the part of such Participant and its failure to remedy such unsatisfactory performance within a reasonable time after receiving notice thereof from the Management Committee, provided that the representative on the Management Committee of the Participant whose termination is being considered shall not have a vote for this purpose. Notwithstanding the Consortium's termination of a Participant, the remaining Participants shall have the right to continue the Consortium and the Project without the terminated Participant.

     3.2 Withdrawal. Subject to Paragraphs 3.3, 3.4 and 3.5 below, a Participant
         ----------
may withdraw from the Consortium by providing written notice to the Management Committee no less than sixty days prior to the date of intended withdrawal. Notwithstanding the withdrawal of a Participant, the remaining Participants shall have a right to continue the Consortium and the Project without the withdrawing Participant.

     3.3 Obligations of Terminated or Withdrawing Participant. The terminated
         ----------------------------------------------------
or withdrawing Participant will negotiate a transition plan with the Management Committee, and will work in good faith with such Management Committee with respect to transferring unfinished work with respect to the Project to the other Participants or a prospective new participant selected by the Management Committee in its sole discretion. Any costs associated with transferring unfinished work shall be borne by the terminated or withdrawing Participant. The terminated or withdrawing Participant hereby agrees that upon such termination or withdrawal the party or parties designated by the Management Committee to replace said Participant shall have a paid-up, nonexclusive, irrevocable license under said Participant's Project Intellectual

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Property Rights to the extent (and only the extent) necessary to complete the tastes said Participant under this Agreement or the Cooperative Agreement.

     3.4 Effect of Cooperative Agreement on Termination or Withdrawal. Anything
         ------------------------------------------------------------
to the contrary herein notwithstanding, the termination or withdrawal of a Participant must be in accordance with the terms and conditions of the Cooperative Agreement, and to the extent such terms and conditions conflict with the provisions of this Article 2, the terms and conditions of the Cooperative Agreement shall control.

     3.5 Rights and Obligations Surviving Withdrawal. In the event of the
         -------------------------------------------
termination or withdrawal of a Participant as provided in this Article 2, the terminating or withdrawing Participant shall continue to (a) have the rights and obligations set forth in Articles 6 (Property), 7 (Proprietary Information) and 8 (Patents and Copyrights) accruing prior to such termination or withdrawal, and
(b) be bound by any nondisclosure and/or limited use obligations undertaken pursuant to Article 7 (Proprietary Information), and (c) be bound by any rights granted or obligations undertaken by said Participant concerning the practical application of the Subject Inventions and/or Project Works pursuant to this Agreement or any separate agreement among the parties, and (d) be liable for its share (i.e., its own cost share contribution which is accrued prior to such termination or withdrawal) of any obligations of the Consortium entered into or incurred prior to the date of such termination or withdrawal, and (e) be liable for the costs of transferring said Participant's unfinished work pursuant to Paragraph 3.3.

                            Article 4 - Management
                            ----------------------

     4.1 Project Manager. The Manager of the Project (the "Project Manager")
         ---------------
shall be Scientific Measurement Systems, Inc. ("SMS"), a Texas corporation. The Project Manager shall be the single point of contact to NIST, representing the Participants and the Management Committee referred to below. The Project Manager shall perform the day-to-day management and administration of the Project in accordance with this Agreement and the Cooperative Agreement.

     4.2 Authorizing With Respect to Cooperative Agreement. The Participants
         -------------------------------------------------
hereby authorize the Project Manager to negotiate with NIST on their behalf the terms and conditions of the Cooperative Agreement, subject to final review and written approval of such terms and conditions by each Participant prior to its execution. The Project Manager has provided to each Participant a copy of the Cooperative Agreement, attached hereto as Exhibit D. By executing this Collaboration Agreement, each Participant grants to the Project Manager a power of attorney which authorizes the Project Manager to execute the Cooperative Agreement attached as Exhibit D on behalf of that Participant and further agrees to be bound by the terms and conditions of the Cooperative Agreement as if such Cooperative Agreement had been executed by such Participant in its individual capacity.

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     4.3 Management Committee.
         ---------------------

         (a) Composition. A Consortium Management Committee (the "Management
             -----------                                          ----------
Committee") shall be created and shall consist of one representative from each
---------
Participant. Each Participant shall nominate an alternative representative, who in the case of absence of the designated representative, shall act on behalf of that Participant. Exhibit E lists the current Management Committee member and
                  ---------
alternate for each Participant. Each Participant may replace its representative or alternate at any time by giving written notice to the Management Committee.

         (b) Management Committee Meetings. Meetings of the Management
             -----------------------------
Committee shall be held at least quarterly, but should circumstances so require, a meeting may be convened at any time at the request of any Participant. Participants shall be provided with reasonable notice of all meetings and may attend such meetings by telephone conference equipment or other electronic medium. The Project Manager shall serve as permanent chairman of the Management Committee and, as such, shall coordinate all Management Committee meetings and shall chair such meetings.

         (c) Decision Making. The Management Committee shall oversee the
             ---------------
conduct of the Project in all respects. The Management Committee will work in good faith to obtain a consensus on all matters brought before it with SMS and General Electric Company ("GE") each having two votes, and each other Participant having one vote. If a consensus cannot be obtained, and unless unanimous consent is required as provided elsewhere in this Agreement or the Cooperative Agreement, a majority of the possible six votes shall be sufficient to approve a matter. A quorum shall consist of five of the possible six votes being represented, by presence at the meeting either in person or by teleconference. Notwithstanding the foregoing, no increase or decrease to a Participant's share of funding or in-kind contributions to the Project, no amendment or modification to a Participant's Statement of Work, nor any changes to the Cooperative Agreement or this Agreement which affect such Participant may be made without such Participant's prior written consent.

                       Article 5 - Disbursement of Funds
                       ---------------------------------

     5.1 Participant Invoices. Each Participant shall submit monthly invoices
         --------------------
directly to the Project Manager by the fifteenth day of the following month for charges incurred in the month in question. Such invoices shall include charges for such Participant's subcontractors, as appropriate. These invoices shall conform to NIST requirements with appropriate cost breakdowns.

     5.2 Invoices to NIST. The Project Manager shall prepare and submit monthly
         ----------------
invoices to NIST which shall include appropriate cost breakdowns as required. Such invoices will be submitted by the Project Manager by the last day of the following month for charges incurred in a particular month, and will include charges of each Participant and all subcontractors, as appropriate. It is anticipated that NIST will issue payment by check directly

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to the Project Manager for 49.0% of the total invoice, subject to the NIST funding limitations set forth in the Cooperative Agreement.

     5.3 Payments to Participants. As soon as practicable after receipt of
         ------------------------
monthly payments from NIST, the Project Manager shall reimburse the Participants. In the event that NIST does not reimburse 49.0% of the Consortium's billed costs, each Participant will share proportionately in the shortfall (i.e., in accordance with that Participant's share of the total cost billed) unless any particular Participant is specifically responsible. In such a case, the disallowance will be deducted from the responsible Participant's costs and the reimbursement adjusted accordingly.

     5.4 Overages. The Participants agree that budgeted costs (and therefore
         --------
commitment levels) as stated in Exhibit C shall not be exceeded on an annual
                                ---------
basis except as mutually agreed in writing. In the event cost variances are incurred, they shall be incurred at the risk of the originating Participant. If these overages are deemed allowable by NIST, the originating Participant shall receive the NIST payments associated therewith.

     5.5 Documentation of Costs. Each Participant acknowledges and agrees that
         ----------------------
in accordance with the terms and conditions of the Cooperative Agreement, NIST will have right of access to sufficient records and information of each Participant to insure full accountability of all funding under such Cooperative Agreement. Each Participant is responsible for assuring that adequate documentation supporting all claims to NIST is retained and is accessible in the event of an audit.

                             Article 6 - Property
                             --------------------

     6.1 Acquisition. Hardware or software may be acquired or constructed under
         -----------
this Agreement as needed to accomplish the SOW.

     6.2 Ownership. Subject to any rights the United States government may have
         ---------
under the Cooperative Agreement, upon the conclusion or termination of this Agreement the title to, and possession of, all Project hardware or software shall be as follows:

     (a) Early Termination. In the event that this Agreement is terminated
         -----------------
         prior to successful completion of the Project, the parties agree that each Participant shall have title to, and possession of, that portion of the "bread board" apparatus and/or "demonstrator" apparatus which said Participant contributed as part of its cost share contribution, and SMS shall have title to, and possession of, (a) all other portions of said "bread board" apparatus and/or "demonstrator" apparatus developed prior to termination, as well as (b) any and all acceptable detector panels produced by Project funded production runs. In the event of such an early termination, each Participant shall have title to, and possession of, any purchased software which forms part of its "in kind" contribution to the Project, and SMS shall have title to, and possession of, all other software purchased for the Project.

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

     (b) Completion of the Project. Upon successful completion of the Project,
         -------------------------
         GE shall have title to, and possession of, the "bread board" apparatus to be developed in the first phase of the Project (including any copies of purchased software used therewith), and SMS shall have title to, and possession of, (a) the "demonstrator" apparatus to be developed in the second phase of the Project (including any copies of purchased software used therewith), as well as (b) any and all acceptable detector panels produced by Project funded production runs.

     6.3 Prototype Even Period.
         ----------------------

     A.  Options of GM and GE. Upon completion or other termination of the
         --------------------
Project, the parties agree that GE and/or GM shall have an option, exercisable upon written notice to SMS received within sixty [60] days after such completion or other termination, to have SMS maintain the "bread board" apparatus or the "demonstrator" apparatus from the Project and make such apparatus available to GE and/or GM for testing and/or evaluation purposes during a period of time ("Prototype Evaluation Period"). The Probe Evaluation Period shall begin upon receipt of such notice and end upon the earliest of:

         (1) the second anniversary of such completion or other termination, or

         (2) the delivery of at least one commercial Imaging System to each of GE and GM, or

         (3) the delivery of one commercial Imaging System to either GE or GM, where the other party fails to fulfill the requirements of paragraph 6.3 B2 below; or

         (4) SMS' delivery of the twelfth commercial Imaging System.

     B.  Conditions of Options. The option granted to GM and GE above shall be
         ---------------------
subject to the following:

     1.  Maximum Usage Available
         -----------------------

         (a) GE and GM may each obtain through exercise of its respective option up to twenty-five percent (25%) of the total availability of the apparatus, up to a combined total for both GE and GM of fifty percent (50%) of the total availability of the apparatus.

         (b) Should either GE or GM elect to exercise its option for less than 25% of total availability of the apparatus, or fail to timely exercise its option for any amount of use, then SMS shall provide prompt written notification to the other party of such election or failure. The other party may then elect within thirty (30) days of receipt of such notice to increase the amount of use exercised under its option to include that available usage not exercised by the first party. For

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

         example, should GM exercise its option for the full 25% of total usage and GE its exercise option for 10% of total usage. SMS would notify GM of GE's election and that an additional 15% of total apparatus usage was available. GM could then exercise by written notice to SMS within 30 days thereafter an additional option for up to an additional 15% of the total apparatus usage.

     2.  Minimum Use Required
         --------------------

         (a) Subject to paragraph 6.3 B2(b) below, no options exercised by GM and/or GE under paragraph 6.3A above shall be effective unless the apparatus usage elected by GM and/or GE at the conclusion of the process outlined in that paragraph 6.3A meets or exceeds forty percent (40%) of total apparatus usage. The expiration of the options on this basis shall not be effective, however, until thirty days following written notice by SMS to GM and GE of any shortfall in the 40% minimum commitment and the failure of GM and/or GE to commit to additional usage to make up such shortfall. For example, under the scenario addressed in paragraph 6.3 B1(b) above, should GM exercise its option for 25% of total usage and GE elects to exercise its option for only 10% of total usage. GM would need to exercise its additional option for at least an additional 5% of the total usage in order for the options of GE and GM to be successfully exercised. Should GM fail to exercise the additional option for 5%, SMS shall provide written notification of the 5% shortfall to both GM and GE and provide a cure period of 30 days. Should neither party provide written agreement to make up the shortfall within such 30 day period, the usage options would not vest and neither GM nor GE would be entitled to any guaranteed level of apparatus usage.

         (b) Notwithstanding the minimum usage addressed in paragraph 6.3 B2(a) above, if during the Prototype Evaluation Period, either GE or GM takes delivery of a commercial Imaging System from SMS, that party shall be relieved from its minimum usage commitment addressed in paragraph 6.3 B2(a) above. In such event, the other party shall retain its rights to usage of the apparatus if it exercised options for at less 40% of the total usage under the procedure outlined in paragraph 6.3 B1 above. If the other Party exercised options for usage which is less than 40% of the total apparatus usage, then the other Party shall retain its option for continued usage only under one of the following conditions:

             (i) Said other party assumes all or part of the apparatus usage previously committed to by the first party so that the combined apparatus usage of (1) the first party prior to its procurement of the commercial Imaging System, and (2) the revised committed usage by said other party equals at least 40% of the total apparatus usage;

             (ii) In the event that said other party has already ordered for delivery within one year, but has not yet taken delivery of a commercial Imaging

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

             System from SMS, then it shall retain its option so long as it has either already committed to a minimum of 20% of the total apparatus usage under paragraph 6.3 B1 above, or has assumed all or part of the apparatus usage previously committed to by the first party prior to its procurement of the commercial Imaging System, and (2) the revised committed usage by such other party equals at least 20% of the total apparatus usage.

         Should such other party fail to take one of the actions identified in
         (i) or (ii) above, the Evaluation Period shall expire in accordance with paragraph 6.3 A3 above, thereby ending the other party's right to guaranteed apparatus usage.

     C.  Compensation For Apparatus Availability. In the event either or both GE
         ---------------------------------------
and GM exercise their options for use as provided above, GE and/or GM shall pay to SMS, as reasonable compensation for such availability, SMS' direct costs plus reasonable overhead (determined in accordance with generally accepted accounting practices, consistently applied) in maintaining such apparatus for testing and evaluation during both the tims of actual usage and any unused time within said party's minimum usage commitment.

     D. Coordinated Usage of Apparatus. Subject to the options, if any,
        ------------------------------
exercised by GE and/or GM under this paragraph 6.3, SMS shall have the right to use such apparatus at all other times for its own business purposes. GE, GM and SMS shall cooperate in the scheduling of their respective testing or evaluation to meet the reasonable needs of all three parties.

     6.4 Obligations Upon Termination or Withdrawal. At no charge to the other
         ------------------------------------------
Participants, a Participant who is terminated or withdraws from the Consortium before the conclusion of the Project or the termination of this Agreement shall make hardware and software developed, acquired or constructed under this Agreement by such Participant available for the purposes of the Project until the Project is concluded or this Agreement is terminated, provided that the Management Committee first determines that such hardware or software is required to complete the Project.

                      Article 7 - Proprietary Information
                      -----------------------------------

     7.1 Definition. For purposes of this Agreement, "Proprietary Information"
         ----------
means trade secrets or confidential commercial or financial information of a Participant, whether developed outside of the Project or in connection with the Project.

     7.2 Disclosure. Nothing herein shall be construed to require the disclosure
         ----------
or exchange of Proprietary Information among the Participants. All such disclosures of Proprietary Information shall be voluntary in nature and shall be made by one Participant to another only upon execution of a non-disclosure agreement between the applicable Participants at or before the time such Proprietary Information is to be disclosed. For disclosures of GM Proprietary Information to another Participant, and for disclosures of another Participant's Proprietary Information to GM, the form of the non-disclosure agreement shall be as set forth in Exhibit G, unless otherwise mutually agreed by the involved Participants.

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

     7.3 Additional Requirements. Any additional requirements with respect to
         -----------------------
disclosing and protecting Proprietary Information shall be addressed in the Cooperative Agreement, or a separate written agreement among the Participants involved.

                      Article 8 - Patents and Copyrights
                      ----------------------------------

     8.1 Ownership of Subject Inventions. A Subject Invention shall be
         -------------------------------
considered a "Sole Subject Invention" of a Participant (i.e., solely owned by
              ----------------------
that Participant) if under the patent laws of the United States, inventorship resides solely in the employees, agents or contractors of that Participant. A Subject Invention shall be deemed to be a "Joint Subject Invention" (i.e.,
                                           -----------------------
jointly owned in equal shares by the involved Participants) if under the patent laws of the United States, inventorship resides in one or more employees, agents or contractors of more than one Participant. Each Participant's ownership (if any) of a Subject Invention shall be subject to (a) the rights (if any) of the United States government in said Subject Invention pursuant to the Cooperative Agreement, and (b) the rights and licenses expressly granted under this Agreement or any separate agreement pertaining to the practical application of Subject Inventions and/or Project Works.

     8.2 Disclosure and Reporting of Subject Inventions. Each Participant shall
         ----------------------------------------------
disclose, as promptly as practical, to the Project Manager in writing an Subject Inventions of which said Participant becomes aware. The Project Manager shall have responsibility for reporting such Subject Inventions to NIST pursuant to the Cooperative Agreement; however, any follow up reporting (e.g., as to decisions on filing patent applications) shall be the responsibility of the Participant(s) owning that Subject Invention.

     8.3 Resolution of Ownership Disputes. In the event of a dispute among two
         --------------------------------
or more Participants concerning whether a particular Subject Invention is a Sole Subject Invention of one Participant, or a Sole Subject Invention of another Participant, or a Joint Subject Invention of two or more Participants, the Participants shall use reasonable efforts to resolve the dispute among the involved Participants in accordance with the patent laws of the United States; however, failing such resolution, the Participants agree that the unresolved dispute shall be resolved in accordance with the provisions of Article 10 (Disputes).

     8.4 Patent Decisions and Expenses. The United States government may have
         -----------------------------
certain rights in Subject Inventions pursuant to the Cooperative Agreement. As among the Participants, decisions on obtaining intellectual property protection and enforcement of Subject Inventions shall be in the sole discretion of the owner(s) of the Subject Invention in question, and the expenses of the same are to be paid by said owner(s) equally. In the case of Joint Subject Inventions, any joint owner may elect to not pursue patenting of the same by giving notice to the other joint owner(s), and the other joint owner(s) shall have the right to pursue patenting without the first joint owner. In such case, the other joint owner(s) shall assume an responsibility for decisions, expenses and government reporting on the assigned Subject Invention. If and when the joint owners all decide not to pursue patenting, they shall make any required notification of such decision to the United States government, with a copy to each other Participant.

     8.5 Copyrights. Subject to (a) the rights of the United States government
         ----------
as set forth in the Cooperative Agreement, and (b) the rights and licenses expressly granted under this Agreement or any separate agreement pertaining to the practical application of Subject Inventions and/or Project Works, the copyrights for any Project Works shall be owned by the Participant(s) whose employees, agents or contractors were the authors of the specific Project Works, with equal joint ownership where the employees, agents or contractors of more than one Participant were joint authors.

     8.6 Publication. Except as set forth in Paragraph 8.7, each Participant
         -----------
reserves the right to copyright, publish, disclose, disseminate and use, in whole or in part, data and information generated or developed by such Participant in the performance of work in connection with the Project. At least sixty [60] days prior to the schedule date for publication or public disclosure, the publishing Participant shall provide a copy of the manuscript which is the subject of publication or presentation to the Management Committee for its review. Within such sixty [60] day period, the Management Committee shall review such manuscript and render its suggestions or comments, if any, to the publishing Participant. The publishing Participant shall not be bound to incorporate the Management Committee's suggestions and comments and, except as set forth in Paragraph 8.7 below, the publishing Participant's decision as to what the manuscript shall contain shall be final.

     8.7 Restrictions on Publication. Notwithstanding Paragraph 8.6 above, if
         ---------------------------
the Management Committee lets reason to believe a manuscript reveals a potentially patentable invention, or discloses another Participant's Confidential Background Information or any Confidential Project Information, the Program Manager shall immediately notify the publishing Participant of that fact. In cases where one or more potentially patentable inventions are disclosed, the publishing Participant agrees to delay such publication, submission or public presentation until a U.S. patent application has been filed or for a period not to exceed one hundred eighty tl80] days, whichever occurs first. In the event another Participant's Confidential Background Information or any Confidential Project Information is disclosed, the publishing Participant shall edit such manuscript to delete such Confidential Information prior to any submission or presentation of the manuscript. No manuscript shall be published by any Participant disclosing potentially patentable inventions or such Confidential Information without the prior approval of the Participant or Participants whose potentially patentable invention or Confidential Information is included in such manuscript.

     8.8 Rights for Performance of Project. Each Participant agrees to grant,
         ---------------------------------
and hereby grants, to each other Participant a royalty-free, nonexclusive, irrevocable license under said Participant's Intellectual Property Rights to the extent (and only the extent) which is reasonably necessary for said other Participant to perform its worn in connection with the Project under this Agreement or under the Cooperative Agreement. The Participants acknowledge that GM does not have any Background Intellectual Property Rights which are necessary for the performance of the Project.

     8.9 Preferred Customers: Practical Application. Upon successful completion
         ------------------------------------------
of the Project, SMS agrees to manufacture and offer for sale the Imaging System(s) developed under the Project. The Participants agree that GM shall be a preferred customer for Imaging Systems manufactured by SMS following completion of the Project, with the consequence that such preferred customer shall be entitled, upon written notice SMS received not later than the Project completion or termination, to purchase from SMS up to one-quarter [1/4] of the first twelve [12] Imaging Systems manufactured by SMS at a price which is the lowest of (a) SMS' direct cost and reasonable overhead (according to generally accepted accounting practices, consistently applied) plus a ten percent [10%] fee, or (b) the most favorable price on which SMS offers a substantially similar Imaging System for sale to any person (other than GE) for non-automotive applications, or (c) three percent [3%] less than the most favorable price on which SMS offers a substantially similar Imaging System for sale to any person (other than GE) for automotive applications. In consideration thereof, GM agrees to grant, and hereby grants, to SMS a paid up, irrevocable, worldwide, nonexclusive license under GM's Project Intellectual Property Rights for the practical application of all Subject Invention and/or Project Works owned or controlled by GM in the field of Imaging Systems, together with the right to grant to the purchasers of such Imaging Systems a sublicense to use the same with the purchased Imaging Systems.

     8.10 Rights of Other Participants. Except as expressly set forth in
          ----------------------------
Paragraphs 3.3 (Obligations of Terminated or Withdrawing Participant) or 8.8 (Rights for Performance of Project) or 8.9 (Preferred Customers), nothing contained in this Agreement shall be construed, by implication, estoppel or otherwise, to grant to any Participant any right or license in respect of the other Participants' Intellectual Property Rights, or any other patents, copyrights, trade secrets or trademarks of said other Participants. Rather any such licenses shall be granted only pursuant to one or more separate written agreements.

     8.11 Limitation on Licensing Joint Subject Inventions. Except as expressly
          ------------------------------------------------
set forth in Paragraphs 3.3 (Obligations of Terminated or Withdrawing Participant) or 8.8 (Rights for Performance of Project) or 8.9 (Preferred Customers), for a period of five [5] years from the date of this Agreement, no owner of a Joint Subject Invention shall license that Joint Subject Invention to any unaffiliated third party without the prior written consent of each of the other joint owners. For all purposes herein, a party shall be deemed an "unaffiliated third party" unless the joint owner Participant desiring to license said Joint Subject Invention owns at least 20% of the voting shares of stock or other ownership interests of such third party. As an exception to the foregoing, a joint owner may grant a license to one or more of its vendors to manufacture its Joint Subject Invention and/or to practice such Joint Subject Invention, respectively, in each case solely for the purpose of supplying that joint owner's own internal needs and the needs of its subsidiaries and affiliates (i.e., excluding unaffiliated third parties), but not for any other purpose.

     8.12 Government Use License. Pursuant to the terms of the Cooperative
          ----------------------
Agreement, the United States may reserve a nonexclusive, nontransferable, irrevocable paid-up license to practice or have practiced Subject Inventions and/or Project Works for or on behalf of the United States, but shall not in the exercise of such license publicly disclose any confidential information relating to the subject matter of such license. Nothing in this Agreement shall be construed as adversely affecting the United States' rights under the Cooperative Agreement.

                       Article 9 - Liability, Insurance
                       --------------------------------

     9.1 Disclaimer of Joint and Several Liability. Joint and several liability
         -----------------------------------------
shall not attach to the Participants; no Participant is responsible for the actions of any other Participant, but is only responsible for those tasks assigned to it in the SOW and for its own and its subcontractors' compliance with the terms and conditions of the Cooperative Agreement. Each Participant shall be responsible for any loss, cost, damage, claim or other charge to the extent arising out of or is caused by the actions of that Participant or its employees or agents or contractors. No Participant shall be liable for any loss, cost, damage, claim or other charge that arises out of or is caused by the actions of any other Participant or its employees or agents or contractors.

     9.2 Participant's Own Personnel and Property. Each Participant shall assume
         ----------------------------------------
the risk of any damage to or loss of its own property, as well as the risk of personal injury or death of its employees, agents and contractors arising out of the performance of such Participant's work contemplated by this Agreement, and each Participant agrees to release, defend and indemnify the other Participants from and against any and all losses and/or liabilities (including but not limited to attorneys' fees and other litigation costs) arising out of any such property damage or loss, or personal injury or death for which the indemnifying Participant has assumed the risk hereunder, notwithstanding the negligence, strict liability, or breach of warranty of said other Participant or of said other Participant's employees, agents or contractors, except to the extent (and only the extent) to which such losses or liabilities have been determined by final, nonappealable judgment to have been caused by the gross negligence or wilful misconduct of that particular indemnitee.

     9.3 Use of Project Results. Each Participant ("Participant User") shall
         ----------------------
assume the risk of its use of anything (including but not limited to technical information, Subject Inventions, Project Works and/or equipment) developed by or provided to said Participant User in connection with the Project ("Project Results"), and each Participant User agrees to defend and indemnify each other Participant from and against any and all losses and/or liabilities (including but not limited to attorneys' fees and other litigation costs) for any damage to or loss of third party property, and/or the personal injury or death of any third party, arising out of such Participant User's use of Project Results, except to the extent (and only the extent) to which such losses or liabilities have been determined by final, nonappealable judgment to have been caused by the gross negligence or wilful misconduct of said other Participant.

     9.4 Notice and Defense. Each Participant obligates itself to notify the
         ------------------
other Participants promptly and in writing of any lawsuit threatened or filed against said Participant which might give rim to the indemnities of this Article. Each indemnified Participant shall provide such reasonable assistance and cooperation as may be requested by the indemnifying Participant in connection with the defense or prosecution of any such lawsuit.

     9.5 Settlements and Compromises. No Participant shall settle or compromise
         ---------------------------
any claims or lawsuit relating to the liabilities and/or losses addressed in this Article without the written consent of the other involved Participants if the settlement or compromise obliges such other Participant(s) to make any payment, or to part with any property, or to assume any obligation, or to grant any licenses or other rights, or to be subject to any injunction by reason of such settlement or compromise.

     9.6 Indemnity Effectiveness. The releases and indemnities provided pursuant
         -----------------------
to this Article shall be effective to the maximum extent, scope and amount permitted by the applicable law. Such releases and indemnities under this Article shall not, however, be applicable to defeat or limit, in an action by a specific Participant-purchaser against a specific Participant-seller, any claim for breach of express warranty or for products liability in respect of a specific commercial product (specifically not including materials or products sold between the Participants in the performance of the Project) which is manufactured by said Participant-seller and sold by it directly to said Participant-purchaser.

     9.7 Consequential Damages. No Participant shall be liable to any other
         ---------------------
Participant for indirect, incidental and/or consequential damages (such as loss of profits, etc., but excluding personal injury or property damage covered by the indemnities of this Article) arising out of the execution or performance of this Agreement, regardless of the cause and notwithstanding the negligence, strict liability, or breach of warranty of said Participant.

     9.8 Insurance. Each Participant shall obtain and maintain appropriate
         ---------
public liability and casualty insurance, or adequate levels of self insurance, to insure against any liability caused by that Participant's activity under this Agreement and/or the Cooperative Agreement. Within ninety [90] days after this Agreement has been signed by all the Participants, each Participant who is not entirely self insured for matters relating to this Agreement shall obtain from its relevant insurers, and deliver to the other Participants, a written waiver of subrogation for the benefit of the other Participants under each and every purchased insurance policy which said Participant has which is relevant to said Participant's activity under this Agreement. Such a written waiver will also be obtained and promptly delivered for each relevant new or renewal policy obtained by either Participant during the term of this Agreement. In lieu of obtaining such a waiver for a particular policy of its purchased insurance, a Participant may instead arrange to have the other Participants named as additional insureds on said policy. Each Participant shall be responsible for its own self insurance retention's and for all deductible amounts under its purchased insurance.

     9.9 Disclaimers of Warranty. Except as otherwise expressly set forth
         -----------------------
herein, EACH PARTICIPANT EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE), INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO (A) SAID PARTICIPANT'S PERFORMANCE, AND (B) ANY PRODUCT OR ASSOCIATED DATA PROVIDED BY SAID PARTICIPANT FOR USE IN THE PROJECT, (C) ANY PRODUCT OR ASSOCIATED DATA ATTEMPTED TO BE DEVELOPED IN THE PROJECT.

                             Article 10- Disputes
                             --------------------

     10.1 Dispute Under this Agreement. Any disagreement, claim or dispute
          ----------------------------
between or among Participants arising from or in connection with the Project or this Agreement shall be submitted as soon as practicable after such dispute arises to senior executives from each Participant for discussion and possible resolution. If within ninety days after their discussion, such executives are unable to resolve the matter, any involved Participant may resort to any available legal remedy.

     10.2 Other Disputes. Any disputes which arise between the Participants and
          --------------
NIST arising from or in connection with the Project or the Cooperative Agreement shall be settled in accordance with the dispute resolution provisions of the Cooperative Agreement. For the purposes of the Cooperative Agreement, the Joint Venture Representative shall be an individual selected by the involved Participants in consultation with, and subject to, the approval of the Management Committee. The resolution of such dispute and any and all findings of fact or law thereunder shall be binding on the involved Participant or Participants; provided, however, that if a Participant is adversely affected by any such decision and in good faith disagrees with it, and if the Management Committee elects not to direct the Program Manager to take action against NIST with respect to such decision on behalf of the involved Participants, the Program Manager shall promptly notify the affected Participant and the Participant shall have a right, to the extent permissible under the Cooperative Agreement, to take appropriate action against NIST. All cost of any such action or of any appeal prosecuted by the Participant shall be paid by that Participant.

                             Article 11 - Notices
                             --------------------

     Any notice or request with reference to this Agreement shall be made by first class mail postage prepaid, telex, or facsimile to the addresses shown in Exhibit F. Any party may change its official address by giving written notice
---------
under this Article to each other Party.

                        Article 12 - General Provisions
                        -------------------------------

     12.1 Remedies. Unless otherwise expressly provided herein, the rights and
          --------
remedies of the Participants hereunder are in addition to, and not in limitation of, other rights and remedies under this Agreement, at law or in equity, and the exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

     12.2 Execution and Counterparts. The Participants agree that this Agreement
          --------------------------
may be executed in counterparts, and that it is the intent of the Participants that any copy signed by a party shall be fully enforceable against such party.

     12.3 Entire Agreement. This Agreement, including the exhibits attached
          ----------------
hereto, together with the Cooperative Agreement, constitutes the entire agreement between the parties regarding the subject matter herein, and supersedes any previous understanding, commitments or agreements, oral or written.

     12.4 Termination. This Agreement shall cease and terminate upon the first
          -----------
to occur of the following events or dates:

     (a) cancellation of the Project funding by NIST, or termination of the Cooperative Agreement, unless within sixty [60] days thereafter the Management Committee unanimously votes to continue the Project with alternative funding or with a reduced funding;

     (b) full performance of all Project obligations under the Cooperative Agreement; or

     (c)  mutual agreement of all Participants.

     12.5 Surviving Rights and Obligations. Termination of this Agreement shall
          --------------------------------
not:

     (a) release any Participant from any claim of any other Participant or NIST accrued hereunder prior to the effective date of such termination; or

     (b) affect any Participant's rights or obligations under Article 6, 7, 8, 9, 10 or 11 or under Paragraphs 2.5 or 3.5.

     12.6 Amendments. No amendment or modification of this Agreement shall be
          ----------
valid unless made in writing and signed by all Participants.

     12.7 Assignment. This Agreement shall not be assigned by any Participant
          ----------
without the express written consent of the other Participants, which consent shall not be unreasonably withheld. This consent shall be granted routinely in connection with a Participant's change of its name or a sale of the Participant's business or the operating unit of such business responsible for the Project unless such event materials affects any other Participant.

     12.8 Effective Date. This Agreement shall be effective as of the date on
          --------------
which the last of the Participants signs this Agreement or a counterpart hereof.

     12.9 Force Majeure. No Participant shall be liable, in respect to any delay
          -------------
in completion of work hereunder or of the non-performance of any term or condition of this Agreement directly or indirectly resulting from delays by acts of God; acts of the public enemy; strikes; lockouts; epidemic and riots; power failure; water shortage or adverse weather conditions; or other causes beyond the control of the Participants. In the event of any of the foregoing, the time for performance shall be equitably and immediately adjusted. The Participants shall resume the completion of work under this Agreement as soon as possible subsequent to any delay due to force majeure.

     12.10 Governing Law. This Agreement shall be governed by and interpreted in
           -------------
accordance with the laws of New York, not including any conflicts of law rules which may direct the application of the laws of any other jurisdiction.

     12.11 Headings. Article and section headings contained in this Agreement
           --------
are included for convenience only and form no part of the agreement among the Participants.

     12.12 Precedence. Should there be any conflict between the terms and
           ----------
conditions of this Agreement and the Cooperative Agreement, the Cooperative Agreement shall take precedence, except to the extent (and only the extent) that said Cooperative Agreement might be construed as creating a partnership or other legal entity contrary to Paragraph 2.3 (Relationship of the Participants).

     12.13 Severability. If any provision of this Agreement is declared invalid
           ------------
by any court or government agency, all other provisions shall remain in full force and effect.

     12.14 Use of Names. No Participant shall use in any advertising,
           ------------
promotional or sales literature the name of any other Participant without prior written consent.

     12.15 Waivers. Waiver by any Participant of any breach or failure to comply
           -------
with any provision of this Agreement by another Participant shall not be construed as, or constitute, a continuing waiver of such provision or a waiver of any other breach of or failure to comply with any other provision of this Agreement.

     In Witness Whereof, the Participants have caused this Agreement to be executed by their duly authorized officers or representatives on the dates shown below.

SCIENTIFIC MEASUREMENT SYSTEMS, INC.          GENERAL ELECTRIC COMPANY


By:     /s/ LARRY SECREST                     By:      /s/ WILLIAM D. ROUSE
       -------------------------------                --------------------------

Name:   Larry Secrest                         Name:    William D. Rouse
       -------------------------------                --------------------------

Title:  President                             Title:   Organization Leader
       -------------------------------                --------------------------

Date:   December 26, 1995                     Date:    12-22-95
       -------------------------------                --------------------------

GENERAL MOTORS CORPORATION                    EG&G, INC.


By:     /s/ THOMAS G. STEPHENS                By:      /s/ FRED B. PARKS
       -------------------------------                -------------------------

Name:   Thomas G. Stephens                    Name:    Fred B. Parks
       -------------------------------                -------------------------

Title:  Vice President                                 Executive Vice President
       -------------------------------        Title:     and Chief Operating
                                                         Officer
Date:   11/29/95                                      -------------------------
       -------------------------------
                                              Date:    December 22, 1995
                                                      -------------------------

                                    Exhibits
                                    --------

  Exhibit A:  Participants to the Agreement.
  Exhibit B:  Statement of Work.
  Exhibit C:  Contributions of the Participants.
  Exhibit D:  Cooperative Agreement.
  Exhibit E:  Management Committee Members and Alternates.
  Exhibit F:  Names and Addresses for Notices.

                                   Exhibit A

                                  Participants
                                  ------------

Scientific Measurement Systems, Inc.

General Electric Company

General Motors Corporation

EG&G, Inc.

                                   Exhibit B
                               Statement of Work
                               -----------------

     This statement of responsibilities and general scope of work shall constitute the baseline for the work to be performed by Scientific Measurement Systems, Inc. (SMS), General Electric Company through its Corporate Research and Development Division (GECRD), and its General Electric Aircraft Engines Division
(GEAE), EG&G, Inc. (EG&G), and General Motors Corporation (GM), by their exertion of reasonable efforts. A matrix of participation by task is shown below, followed by task descriptions. Each task and subtask will be participated in by all parties listed in this matrix, unless more specific participation is referenced within the task description.

=======================================================================
Participation Matrix           SMS     GECRD     GEAE     EG&G     GM
-----------------------------------------------------------------------
Task 1. System Development      X       X         X        X        X
-----------------------------------------------------------------------
Task 2. Detector Development    X       X         X        X
-----------------------------------------------------------------------
Task 3. Scatter Reduction       X       X         X
-----------------------------------------------------------------------
Task 4. Image Reconstruction    X       X         X
-----------------------------------------------------------------------
Task 5. 3D Data Display and     X       X         X
          Analysis
-----------------------------------------------------------------------
Task 6. Critical Applications   X       X         X                 X
          Demonstrations
-----------------------------------------------------------------------
Task 7. Project Management      X       X         X
=======================================================================

Task Descriptions:

Task 1.0 - System Development

 . System requirements, including imaging performance, analysis of 3D CT images, and cost of system, will be specified in detail.

 . GM and GEAE will design and create the quality standards which will be used to evaluate system performance throughout the project. The standards will include selected part-specific standards, e.g., a particular automotive engine head with simulated defects manufactured into it.

 . GE/CRD and SMS will develop a computing strategy and perform benchmark evaluations of various equipment. Since large amounts of data must be acquired and processed, these evaluations will take in account overall systems performance, including data flow.

 . A system model will be developed. This will be continually modified based upon data derived from the breadboard and development systems.

 . A breadboard system, which will integrate the key system components, including detectors, area collimators, exact reconstruction paths, will be implemented at GEAE's facility in Ohio. The purpose of the system will be to evaluate and modify designs, identify potential system bottlenecks, and to provide a go-no go decision point for the project within the first fifteen months. To speed this process, existing equipment and lab space, will be used as much as possible.

 . A technology demonstrator, based on what was learned with the breadboard system, will be designed and built at SMS's facilities in Texas. This system will demonstrate system growth and speed capabilities as well as image quality approaching that of 2D CT.

Task 2.0 - Detector Development

 . GE/CAD, together with EG&G, shall develop and test a flat panel amorphous silicon photodiode array for both the breadboard and demonstrator systems.

 . GE/CRD shall assist GEAE and SMS in using and evaluating the panel. The breadboard system will be used for performing basic experiments as to choice of scintillator material, thickness and physical configuration. Choice of scintillator will be determined by how well it optically matches the photodiode array, how efficient it is, and how great and long is its afterglow. The system's resolution will be effected by scintillator thickness, optical crosstalk, and whether the detector can be focally aligned to the X-ray source. Readout speed and system noise will be measured, and strategies to optimize the performance will be developed.

 . The technology demonstrator system will feature a significant increase in detector size. Scale up problems such as tilting together scintillators, detector readout speed, massive data handling and system throughput will have to be resolved.

Task 3.0 - Scatter Reduction

 . GE/CRD and GEAE will develop standard techniques for measuring scatter, and estimating its effect on reconstruction.

 . GE/CRD will design an area collimator, based on photoetching glass with a grid pattern,depositing (CVD) tungsten on the glass, and etch the glass away. The remaining tungsten grid is stacked on others, to make a focally-aligned area collimator. This technique will be evaluated in the breadboard system.

 . Alternative techniques such as one dimensional collimation and simple software scatter removal techniques will be evaluated.

 . Estimates will be made of the remaining scatter, and an evaluation of how this effects the delectability of low density indications and geometry detection will be determined.

Task 4.0 - Image Reconstruction

 . SMS will evaluate existing exact algorithm reconstruction codes to determine which parts of it are suitable for multiprocessor implementations. Bench marking will be done on selected processors. Total system throughput, reliability and accuracy, will be determined.

 . SMS will provide codes suitable for distributed processing. It is expected that the target system will consist of several dozen DSP's in a multi-card arrangement. No special purpose processors will be used.

 . Reconstruction algorithms will be evaluated using actual quality indicators as well as mathematical phantoms.

 . The exact algorithm will be extended by GECRD to the large part case, i.e., the part is taller than the detector. The resultant algorithm will be coded and evaluated on the demonstrator system.

Task 5.0 - 3D Data Display and Analysis

 . This system will evaluate commercial 3D data display and analysis software and hardware packages, and perform selective product evaluations. Methods to smoothly handle the movement, display and analysis of very large images (134 MB per part), must be developed to permit volumetric inspection of parts.

 . Commercial reverse CAD products will be evaluated. Currently available reverse CAD products are too slow and require extensive manual intervention by a highly skilled CAD operator. One of the main project goals is to fully automate the generation of useful CAD models from 3D X-ray data. The project will work with vendor's and design engineers' requirements to do this for limited classes of parts (such as automotive engine heads).

Task 6.0 - Critical Application Demonstrations

Several critical applications have been chosen to demonstrate how fast 3D CT imaging will solve some critical industrial needs.

 . Fully automated reverse CAD will be demonstrated for selected automobile castings. The parts will be scanned and converted to point-cloud format. A complete CAD model will be generated for the parts. The model will be evaluated by comparing it to coordinate measuring machine results as well as cutups. SMS and GM will collaborate on this task.

 . Jet engine turbine blades will be inspected for residual core and hole drilling. Fully automated reverse CAD for these, will also be demonstrated. These are particularly challenging pieces as they have very complex internal geometry and are made of very dense materials. SMS, GECRD, and GEAE will collaborate on this task.

 . X-ray metrology methods and standards will be developed to facilitate implementation of the 3D CT technology in industry. These methods will include advanced approaches for defining edge characteristics and extracting geometric information from 3D data. This task is one in which participation by NIST researchers will be encouraged, particularly given their role in establishing new standards. SMS, GM, GEAE, and GECRD will collaborate on this task.

Task 7.0 - Project Management

                                   Exhibit C
                       Contributions of the Participants
                       ---------------------------------

=================================================================
Company             Total Program      NIST-ATP      Cost Shared
                       Activity    Funding Activity    Activity
                      (3 years)
-----------------------------------------------------------------
SMS                   $2,507,325      $1,437,126     $1,070,199
-----------------------------------------------------------------
GECRD                 $2,993,912      $1,467,017     $1,526,895*
-----------------------------------------------------------------
GEAE                  $1,254,223      $  625,858     $  628,365
-----------------------------------------------------------------
GM                    $  400,000          $ 0        $  400,000
-----------------------------------------------------------------
EG&G                  $  258,265      $  126,550     $  131,715
=================================================================
TOTALS                $7,413,725      $3,656,551     $3,757,174
=================================================================

=================================================================
Company             Total Program      NIST-ATP      Cost Shared
                       Activity    Funding Activity    Activity
                      (Year One)
-----------------------------------------------------------------
SMS                   $  445,098      $  267,098     $  178,000
-----------------------------------------------------------------
GECRD                 $1,458,012      $  714,426     $  743,586*
-----------------------------------------------------------------
GEAE                  $  324,648      $  161,999     $  162,649
-----------------------------------------------------------------
GM                    $  100,000          $ O        $  100,000
-----------------------------------------------------------------
EG&G                  $   81,700      $   40,033     $   41,667
=================================================================
TOTALS                $2,409,458      $1,183,556     $1,225,902
=================================================================


=================================================================
Company             Total Program      NIST-ATP      Cost Shared
                       Activity    Funding Activity    Activity
                      (Year Two)
-----------------------------------------------------------------
SMS                   $  844,129      $  487,123     $  357,006
-----------------------------------------------------------------
GECRD                 $  976,505      $  478,487     $  598,018*
-----------------------------------------------------------------
GEAE                  $  435,536      $  217,332     $  218,204
-----------------------------------------------------------------
GM                    $  150,000          $ O        $  150,000
-----------------------------------------------------------------
EG&G                  $   85,999      $   42,140     $   43,859
=================================================================
TOTALS                $2,492,169      $1,225,082     $1,267,087
=================================================================

                                                       *SMS will pay this amount

=================================================================
Company             Total Program      NIST-ATP      Cost Shared
                       Activity    Funding Activity    Activity
                     (Year Three)
-----------------------------------------------------------------
SMS                   $1,218,098      $  670,368     $  547,730
-----------------------------------------------------------------
GECRD                 $  559,395      $  274,103     $  285,292*
-----------------------------------------------------------------
GEAE                  $  444,089      $  221,600     $  222,489
-----------------------------------------------------------------
GM                    $  150,000          $ O        $  150,000
-----------------------------------------------------------------
EG&G                  $   90,566      $   44,377     $   46,189
=================================================================
TOTALS                $2,462,148      $1,210,448     $1,251,700
=================================================================

                                                       *SMS will pay this amount

                                   Exhibit D
                             Cooperative Agreement
                             ---------------------

                   [Attach a copy of Cooperative Agreement]

                                   Exhibit E
                  Management Committee Members and Alternates
                  -------------------------------------------

     Members                               Alternates
     -------                               ----------

Scientific Measurement Systems, Inc.
   Forrest Hopkins                      Hunter Ellinger
   Scientific Measurement Systems, Inc. Scientific Measurement Systems, Inc.
   2210 Denton Drive Suite 106          2210 Denton Drive Suite 106
   Austin, Texas 78758                  Austin, Texas 78758
   Phone: 521-837-4712                  Phone: 512-837-4712
   Fax: 512-837-9082                    Fax: 512-837-9082


General Electric Company
   General Electric Aircraft Engines    General Electric Corp. Research & Devel.
   Tom Birdwell                         Jeff Eberhard
   One Neuman Way MD-8                  1 Research Circle
   Cincinnati, Ohio 45215               Niskayuna, NY 12309
   Phone: 513-552-4754                  Phone:
   Fax: 513-552-4857                    Fax:

General Motors Corporation
   Mr. James E. Hetzner                 To be designated
   GM Powertrain Group
   General Motors Corporation
   Casting Operations, Advanced Development Lab
   1629 N. Washington Avenue
   Saginaw, MI 48605
   Phone: 517-757-0015
   Fax: 517-757-1484

EG&G, Inc.
   Dr. Richard Scarlet                  Dr. Enno Ho1zenkaempfer
   EG&G, Inc.                           EG&G, Inc.
   1001 Depot Road                      2175 Mission College Blvd.
   Boxborough, MA 01719                 Santa Clara, CA 95054
   Phone: 508-263-7721                  Phone: 408-565-0876
   Fax: 508-263-8282                    Fax:  408-565-0793

                                   Exhibit F
                        Names and Addresses for Notices
                        -------------------------------

Scientific Measurement Systems, Inc.
   Forrest Hopkins
   Scientific Measurement Systems, Inc.
   2210 Denton Drive Suite 106
   Austin, Texas 78758

General Electric Company
   Tom Birdwell
   General Electric Aircraft Engines
   One Neuman Way MD-8
   Cincinnati, Ohio 45215

   with a copy to:
   Jeff Eberhard
   General Electric Research and Development address

General Motors Corporation
   James E. Hetzner
   GM Powertrain Group
   General Motors Corporation
   Casting Operations, Advanced Development Lab
   1629 N. Washington Avenue
   Saginaw, MI 48605

EG&G, Inc.
   Mr. Andres Buser
   EG&G, Inc.
   2175 Mission College Blvd.
   Santa Clara, CA 95054

   with a copy to:

   Dr. Richard Scarlet
   EG&G, Inc.
   1001 Depot Road
   Boxborough, MA 01719

                                   Exhibit G

                       VOLUMETRIC TOMOGRAPHY CONSORTIUM
                           NON-DISCLOSURE AGREEMENT
                           ------------------------

     This Agreement, effective as of ____________, 199_, is by and between GENERAL MOTORS CORPORATION, having a place of business at _______________, Michigan ("GM"), and _______________________________, having a place of business at ______________________ ("Other Participant").

                                   RECITALS:
                                   ---------

     A. GM and Other Participant, together with others, are partial to a Collaboration Agreement under which they will conduct joint research on a Volumetric Computed Tomography System for characterizing critical objects three dimensionally in automotive applications (the "Project") in conjunction with the National Institute of Standards and Technology's ATP Program.

     B. In connection with their specific work on the Project described in Task ______ of the Statement of Work for the Project, each ("Discloser") of GM and Other Participant desires to share with the other ("Recipient") certain specific Proprietary Information of the Discloser which the Recipient desires to receive and use in confidence for the specific purpose ("Purpose") of performing Recipient's work on the Project.

     C. The specific type of Proprietary Information to be disclosed by GM is as follows: ____________________________________________________________________,
and the Specific type of Proprietary Information to be disclosed by Other Participant is as follows: ____________________________________________________.

     D. Unless extended by the mutual written agreement of the parties, all disclosures pursuant to this Agreement shall be me during the period of ______, 199_ to _______, 199_.

     NOW, THEREFORE, GM and Other Participant agree as follows:

     1. As used herein, the term "Proprietary Information" means trade secrets or confidential commercial, technical and/or financial information of the Discloser whether developed outside of the Project or in connection with the Project, except information which the Recipient can show:

     (a) was in the public domain prior to the Recipient's receipt of the same hereunder, or which subsequently becomes part of the public domain (by publication or otherwise) other than by the wrongful act of the Recipient; or

     (b) was developed by the Recipient and in the Recipient's possession prior to the Recipient's receipt of the same from said Discloser hereunder; or

     (c) was rightfully received by the Recipient from a third person who did not acquire the same directly or indirectly from said Discloser, and who did not require or no longer requires the Recipient to hold the same in confidence; or

     (d) is independently developed by or for the Recipient by someone who had no access to the proprietary information received from said Discloser hereunder;

it being understood that specific information received hereunder shall not be deemed to be within any of the above exceptions merely because the same is embraced by more general information within one of said exceptions, nor shall any combination of features be considered within any of said exceptions merely because the individual features, separately considered, are within said exceptions.

     2. With respect to all Discloser's Proprietary Information which is initially disclosed in writing marked "[DISCLOSER'S NAME] PROPRIETARY" or which, if initially orally disclosed and identified as proprietary, is confirmed to Recipient in such a writing within ten [10]] business days after its initial disclosure hereunder, Recipient agrees that (a) Recipient will use reasonable efforts (which shall be not less than the same degree of care as Recipient uses with respect to its own Proprietary Information) to prevent the disclosure of the same to third persons, and (b) Recipient will use the same exclusively for the Purpose, unless and until Discloser authorizes any other disclosure or use in writing. Further, Recipient will only disclose Proprietary Information within its company to those of its employees who have a need to know the sane for the Purpose, and who have agreed to be bound by the use and disclosure restrictions contained herein.

     3. Each Recipient's obligations under this Agreement with respect to a particular increment of the Discloser's Proprietary Information shall continue for a period which is either (a) _____ [__] years after Recipient's initial receipt of said increment hereunder, or (b) _____ [__] years after the completion or other termination of the Project, whichever of (a) or (b) is longer.

     4. Nothing in this Agreement shall be construed to prohibit or restrict Recipient's use or disclosure of information received from a third party who Recipient reasonably believes did not receive such information (directly or indirectly) from Discloser.

     5. This Agreement shall be governed by and interpreted in accordance with the laws of New York, not including any conflicts of law rules which may direct the application of the laws of any other jurisdiction.

     IN WITNESS WHEREOF, each of GM and the Other Participant have caused this Agreement to be executed by its duly authorized representative.

GENERAL MOTORS CORPORATION                  [OTHER PARTICIPANT]

By:      /s/ THOMAS G. STEPHENS             By:
        ----------------------------                ----------------------------
Name:    Thomas G. Stephens                 Name:
        ----------------------------                ----------------------------
Title:   Vice President                     Title:
        ----------------------------                ----------------------------
Date:    11/29/95                           Date:
        ----------------------------                ----------------------------